Exhibit 99.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Commercial Capital Bancorp, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigneds’ best knowledge and belief:

(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 27th day of March, 2003

COMMERCIAL CAPITAL BANCORP, INC.

By:	/S/ STEPHEN H. GORDON
Stephen H. Gordon
Chairman of the Board and Chief Executive Officer

By:	/S/ CHRISTOPHER G. HAGERTY
Christopher G. Hagerty
Executive Vice President and Chief Financial Officer